SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 5, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622

(FORMER ADDRESS)

ITEM 9.     REGULATION FD DISCLOSURE

The Company is furnishing in this current report on Form 8-K certain unaudited financial information for its 2001, 2002 and 2003 calendar-year quarters, which information is attached hereto as Exhibit 99.1 which is incorporated herein in its entirety by this reference.

The financial information set forth in Exhibit 99.1 hereto includes the same information for the Company’s calendar-year quarters preceding its 2003 third quarter which was previously disclosed in a current report on Form 8-K filed September 3, 2003, except that amounts shown in Exhibit 99.1 hereto for such preceding calendar quarters reflect offsetting corrections (i) to “other current assets” and “other assets” related to deferred taxes and (ii) to “accrued liabilities” and “retained earnings” related to accrued dividends.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

99.1 Unaudited financial information for the Company’s 2001, 2002 and 2003 calendar-year quarters.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

(Registrant)

BY: /s/ Martin S. Headley

Martin S. Headley, Vice President, Chief Financial Officer	Date: November 5, 2003